Exhibit 10.1

EXECUTION VERSION

STOCKHOLDERS’ AND REGISTRATION RIGHTS AGREEMENT

dated as of

May 2, 2016

by and among

COMMUNICATIONS SALES & LEASING, INC.,

PEG BANDWIDTH HOLDINGS, LLC,

and

the other Unitholders set forth on Schedule A hereto

TABLE OF CONTENTS

Page

Article 1
Definitions

Section 1.01. Definitions	1
Section 1.02. Other Definitional and Interpretative Provisions	6

Article 2
Transfer Restrictions and other Covenants

Section 2.01. Restrictions on Transfers of Equity Securities	6
Section 2.02. Legend	7
Section 2.03. Inconsistent Agreements	7

Article 3
Registration Rights

Section 3.01. Shelf Registration	7
Section 3.02. Piggyback Registration	10
Section 3.03. Lock-Up Agreements	12
Section 3.04. Registration Procedures	12
Section 3.05. Indemnification	15
Section 3.06. Conduct of Indemnification Proceedings	17
Section 3.07. Participation in Public Offering	18
Section 3.08. Windstream Registration Rights Agreement	18

Article 4
Miscellaneous

Section 4.01. Notices	18
Section 4.02. Amendments and Waivers	19
Section 4.03. Expenses	20
Section 4.04. Successors and Assigns	20
Section 4.05. Governing Law	20
Section 4.06. Jurisdiction	20
Section 4.07. WAIVER OF JURY TRIAL	20
Section 4.08. Counterparts; Effectiveness; Third Party Beneficiaries	21
Section 4.09. Entire Agreement	21
Section 4.10. Severability	21
Section 4.11. Specific Performance	21
Section 4.12. Termination	21
Section 4.13. Relationship to Lockup Agreement	22

Schedule A -- Unitholders

i

STOCKHOLDERS’ AND REGISTRATION RIGHTS AGREEMENT

This STOCKHOLDERS’ AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of this 2nd day of May, 2016 is made and entered into by and among Communications Sales & Leasing, Inc., a Maryland corporation (“CS&L”), PEG Bandwidth Holdings, LLC, a Delaware limited liability company (“PEG Holdings”) and the other Unitholders (as defined in the Merger Agreement (as defined below)) set forth on Schedule A (collectively, with PEG Holdings, the “Stockholders”).

RECITALS:

WHEREAS, this Agreement is entered into in connection with the closing (the “Closing”) of the transactions contemplated by the Merger Agreement, dated as of January 6, 2016 (the “Merger Agreement”), by and among CS&L, CSL Bandwidth Inc., a Delaware corporation and an indirect wholly owned Subsidiary (as defined in the Merger Agreement) of CS&L (“Purchaser”), Penn Merger Sub, LLC, a Delaware limited liability company and wholly owned Subsidiary (as defined in the Merger Agreement) of Purchaser, PEG Bandwidth, LLC, a Delaware limited liability company, and PEG Holdings, in its own capacity and in its capacity as the Unitholders’ Representative thereunder;

WHEREAS, at the Closing, each of the Stockholders received Convertible Preferred Stock and Common Stock (each as defined below); and

WHEREAS, the parties hereto desire to enter into this Agreement to establish certain arrangements with respect to ownership of Convertible Preferred Stock and Common Stock and certain other matters related thereto.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Article 1
Definitions

Section 1.01.Definitions.  (a) Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement

(b)As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information that, in the Board’s good faith judgment, after consultation with counsel to CS&L, (i) would be required to be made in any Registration Statement filed with the SEC by CS&L and (ii) CS&L has a bona fide business purpose for not disclosing publicly.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided that (i) no securityholder of CS&L shall be deemed an Affiliate of any other securityholder solely by reason of any investment in CS&L and (ii) CS&L, its Subsidiaries and any of CS&L’s other controlled Affiliates shall not be deemed an Affiliate of any Stockholder Party.  For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings.

“AP” means Associated Partners, L.P., a Guernsey limited partnership.

“Beneficial Owner” or “Beneficially Own” has the meaning given in Rule 13d-3 under the Exchange Act and a Person’s beneficial ownership of securities of any Person will be calculated in accordance with the provisions of that Rule, except that for purposes of determining beneficial ownership, no Person will be deemed to beneficially own any security solely as a result of that Person’s execution of this Agreement.

“Board” means the board of directors of CS&L.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, or Little Rock, Arkansas, are authorized or required by Applicable Law to close.

“Common Stock” means CS&L’s common stock, par value $0.0001 per share.

“Convertible Preferred Stock” means the convertible preferred stock of CS&L, par value [$0.0001] per share, with the terms set forth on the Certificate of Designations, issued at Closing.

“Equity Securities” means (i) the Common Stock, (ii) the Convertible Preferred Stock, (iii) securities convertible into or exchangeable for Common Stock, (iv) any other equity or equity-linked security issued by CS&L and (v) options, warrants or other rights to acquire any of the foregoing.

“Exchange Act” means the U.S. Securities Exchange Act of 1934 and any successor thereto.

“FINRA” means the Financial Industry Regulatory Authority.

“Governmental Authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority (including self-regulatory authorities), department, court, agency or official, including any political subdivision thereof.

“Permitted Transferee” means any of a Stockholder’s controlled Affiliates or, in the case of PEG Holdings, any Affiliate of PEG Holdings so long as such Affiliate is a controlled Affiliate of AP.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.

“Prospectus” means the prospectus included in any Registration Statement (including any free writing prospectus), all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Public Offering” means an underwritten public offering of Registrable Securities pursuant to an effective Registration Statement under the Securities Act, other than pursuant to a Registration Statement on Form S-4, Form S-8 or any similar or successor form.

“Registrable Securities” means (a) the Common Stock received by a Stockholder Party pursuant to the Merger Agreement and any Common Stock issued upon redemption, repurchase, conversion or any other physical settlement of the Convertible Preferred Stock received by a Stockholder Party pursuant to the Certificate of Designations, and (b) any other securities issued or issuable with respect to any of the securities described in clause (a) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, amalgamation and other reorganization; provided that the term “Registrable Securities” shall exclude any security (i) the offering and sale of which has been registered effectively under the Securities Act and which has been sold in accordance with an effective Registration Statement, (ii) that has been sold by a Stockholder Party in a transaction or transactions exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(a)(1) thereof (including transactions pursuant to Rule 144) and CS&L has delivered a new certificate or other evidence of ownership for such security not bearing the legend required pursuant to this Agreement and such security is not subject to any stop-transfer order or other restriction on transfer or (iii) that is eligible for sale by a Stockholder Party without limitation as to volume or manner of sale pursuant to Rule 144.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration of Registrable Securities pursuant to this Agreement, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any Registration Statements, Prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v)

internal expenses of CS&L (including all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for CS&L and customary fees and expenses for independent certified public accountants retained by CS&L (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any “cold comfort” letters requested pursuant to Section 3.04(h)), (vii) reasonable fees and expenses of any special experts retained by CS&L in connection with such registration, (viii) reasonable fees, out-of-pocket costs and expenses of the Stockholder Parties, including one counsel for all of the Stockholder Parties participating in the offering selected by the Stockholder Parties holding the majority of the Registrable Securities to be sold for the account of all Registering Investors, (ix) costs of printing and producing any “blue sky” or legal investment memoranda and any other documents in connection with the offering of the Registrable Securities, (x) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering and (xi) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities.  For the avoidance of doubt, no Selling Expenses shall be considered Registration Expenses.

“Registration Statement” means any registration statement of CS&L filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits attached to or incorporated in and all other material incorporated by reference in such registration statement.

“Required Registration Date” means (i) the second anniversary of the Closing and (ii) prior to the second anniversary of the Closing, each date on which the obligations and restrictions contained in the Lock-Up Agreement dated as of the date hereof between CS&L and PEG Holdings (regardless whether such agreement is in effect on such date) first terminate or are suspended (or would have terminated or been suspended) pursuant to Section 4 thereof.

“Securities Act” means the U.S. Securities Act of 1933 and any successor thereto.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of the Registrable Securities being registered by the Stockholder Parties.

“Stockholder Parties” means, to the extent each holds Registrable Securities, each Stockholder and those of its Permitted Transferees that have executed and delivered to CS&L a joinder to this Agreement as contemplated by Section 4.04.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (of, if there are no such voting securities or voting interests, of which at least a majority of the equity interests) is directly or indirectly owned or controlled by such Person.  Unless context otherwise requires, the term Subsidiary as used in this Agreement shall relate to Subsidiaries of CS&L.

“Transfer” (including the terms “Transferring” and “Transferred”) means, directly or indirectly (including by the direct or indirect transfer of the equity of a holding company or parent company), in one transaction or a series of related transactions, to sell, transfer, assign, pledge, or similarly dispose of or hypothecate, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge or similar disposition or hypothecation of, any Equity Securities Beneficially Owned by a Person or any interest in any Equity Securities Beneficially Owned by a Person (including any arrangement to provide another Person the economic performance of all or any portion of such Equity Securities (including by means of any option, swap, forward or other contract or arrangement the value of which is linked in whole or in part to the value of such Equity Securities)).

“Voting Securities” means, at any time, any class of Equity Securities that are then entitled to vote generally in the election of Directors.

(c)Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Closing	Recital
CS&L	Preamble
CS&L Public Sale	3.02(a)
Demand	3.01(d)
e-mail	4.01
Effectiveness Date	3.01(a)
Indemnified Party	3.06
Indemnifying Party	3.06
Inspectors	3.04(g)
Loss or Losses	3.05(a)
Maximum Offering Size	3.01(g)
Merger Agreement	Recital
Piggyback Registration	3.02(a)
Purchaser	Recitals
Registering Investors	3.01(d)
Registration Request	3.01(d)
Regular Self Suspension	3.01(c)
Requesting Investor	3.01(d)
SEC	3.01(a)
Shelf Period	3.01(b)
Shelf Registration Statement	3.01(a)

Term	Section
Shelf Suspension	3.01(c)
Unusual Shelf Suspension	3.01(c)
Windstream	3.01(g)(iii)
Windstream Registration Rights Agreement	3.01(g)(iii)

Section 1.02.Other Definitional and Interpretative Provisions.  The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.  “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “or” when used in this Agreement is not exclusive. References to any Applicable Law shall be deemed to refer to such Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder.  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.  The parties have participated jointly in the negotiation and drafting of this Agreement and each has been represented by counsel of its choosing and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Article 2
Transfer Restrictions and other Covenants

Section 2.01.Restrictions on Transfers of Equity Securities.  (a) The Stockholder Parties and their transferees shall be entitled to Transfer Equity Securities so long as such Transfer complies in all respects with the Securities Act, and any other applicable securities or “blue sky” laws.

(b)In furtherance of the foregoing, it is understood and agreed that no Equity Securities may be Transferred (or offered to be Transferred) except (i) pursuant to the registration provisions of the Securities Act and applicable securities or “blue sky” laws, or (ii) in any Transfer for which registration under the Securities Act and applicable securities or “blue sky” laws is not required; provided that, unless waived by CS&L, CS&L receives a legal opinion in form and substance reasonably acceptable to CS&L, as well as such other documentation requested by CS&L, that registration under such laws is not required in connection with such Transfer (or offer to Transfer).

(c)Any attempt to Transfer any Equity Securities not in compliance with this Agreement shall be null and void, and CS&L shall not, and shall cause any transfer agent not to, give any effect in CS&L’s stock records to such attempted Transfer.

Section 2.02.Legend.  (a) The Stockholder Parties agree that all certificates or other instruments representing Equity Securities subject to this Agreement will bear a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY NON-U.S. OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.

(b)If any such Equity Securities cease to be subject to any and all restrictions on Transfer set forth in this Agreement, CS&L, upon the written request of the holder thereof, shall issue to such holder a new certificate evidencing such Equity Securities without the legend required by Section 2.02(a) endorsed thereon. Following the effective date of any registration statement pursuant to which Equity Securities are registered for resale, CS&L shall, as soon as reasonably practicable, deliver or cause to be delivered to the holder of such Equity Securities certificates representing such Equity Securities that are free from all restrictive legends, and cause all stop transfer or similar instructions or restrictions relating to such Equity Securities to be terminated or removed.

Section 2.03.Inconsistent Agreements.  Each Stockholder Party represents and agrees that it has not and shall not, and its Permitted Transferees have not and shall not, (i) grant any proxy with respect to Equity Securities, (ii) enter into or agree to be bound by any voting trust or agreement with respect to Equity Securities or (iii) enter into any agreement or arrangement of any kind with any Person, in each case if any such proxy, voting trust, agreement or arrangement is inconsistent with the provisions of, or for the purpose or with the effect of denying or reducing the rights of any party to, this Agreement.

Article 3
Registration Rights

Section 3.01.Shelf Registration.  (a) On or prior to the Required Registration Date, CS&L shall file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (which shall be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) if CS&L is then a well-known seasoned issuer (as defined in Rule 405 under the Securities Act)) (a “Shelf Registration Statement”) relating to the offer and sale of all Registrable Securities by the Stockholder Parties from time to time in accordance with the methods of distribution elected by the Stockholder Parties and set forth in the Shelf Registration Statement, and, if applicable, shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective under the Securities Act as promptly as practicable thereafter (the “Effectiveness Deadline”).

(b)CS&L shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by the Stockholder Parties until the date as of which there are no Registrable Securities outstanding (such period, the “Shelf Period”).  If CS&L does not pay the filing fee covering the Registrable Securities at the time the Shelf Registration Statement is filed, CS&L agrees to pay such fee at such time or times as the Registrable Securities are to be offered.  If the Shelf Registration Statement has been outstanding for at least three (3) years and any Registrable Securities remain outstanding, at the end of the third year CS&L shall refile a Shelf Registration Statement covering the Registrable Securities.  If, at any time when CS&L is required to re-evaluate its status as a well-known seasoned issuer, CS&L determines that it is not a well-known seasoned issuer, CS&L shall use its reasonable best efforts to post-effectively amend such Shelf Registration Statement to a Registration Statement on Form S-3, or refile the Shelf Registration Statement on Form S-3 or, if such form is not available, Form S-1 and keep such Registration Statement effective during the Shelf Period.

(c)If the continued use of such Shelf Registration Statement at any time would require CS&L to make an Adverse Disclosure, CS&L may, upon giving at least ten days’ prior written notice of such action to each Stockholder Party, suspend use of the Shelf Registration Statement (a “Unusual Shelf Suspension”); provided that CS&L shall not be permitted to exercise an Unusual Shelf Suspension (i) more than two times during any twelve-month period and (ii) for a period exceeding 30 days on any one occasion. In addition, CS&L may, upon giving at least ten days’ prior written notice to each Stockholder Party, suspend the use of the Shelf Registration Statement during the regular quarterly period during which directors and officers of CS&L are not permitted to trade under the insider trading policy of CS&L then in effect until the expiration of such quarterly period (a “Regular Shelf Suspension,” together with an Unusual Shelf Suspension, a “Shelf Suspension”); provided that the right of CS&L to cause a Shelf Suspension shall not be applicable to holders of Registrable Securities for more than a total of 120 days during any twelve-month period.  In the case of a Shelf Suspension, the Stockholder Parties agree to suspend use of the applicable Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above.  CS&L shall immediately notify each Stockholder Party upon the termination of any Shelf Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to each Stockholder Party such numbers of copies of the Prospectus as so amended or supplemented as such Stockholder Party may reasonably request.  CS&L shall, if necessary, supplement or make amendments to the Shelf Registration Statement, if required by the registration form used by CS&L for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act.

(d)Following the Required Registration Date, if CS&L shall receive a request (a “Registration Request”) from the Stockholder Parties holding the majority of the Registrable Securities (the “Requesting Investor”) that CS&L effect an underwritten offering of all or any portion of the Stockholder Parties’ Registrable Securities (all such Stockholder Parties together with the Requesting Investor, as well as any Stockholder Parties participating in a Piggyback Registration pursuant to Section 3.02, the “Registering Investors”), then CS&L shall use its reasonable best efforts to effect promptly the offering and sale under an effective Registration Statement of (each such registration shall be referred to herein as a “Demand”) all Registrable Securities which the Requesting Investor has requested to offer and sell under this Section 3.01; provided that subject to Section 3.01(c) and Section 3.01(e), (1) CS&L shall not be obligated to effect more than two Demands in any calendar year and (2) CS&L shall not be obligated to effect a Demand unless the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be included in such Demand equals or exceeds $25,000,000; provided that, if the aggregate proceeds expected to be received from the sale of all Registrable Securities outstanding are less than such amount, the amount of Registrable Securities requested to be included in such Demand shall be all of the outstanding Registrable Securities.

(e)At any time prior to the launch of the offering relating to a Demand, the Requesting Investor may revoke its Registration Request, without liability to any of the other Registering Investors, by providing a notice to CS&L revoking such Registration Request.  A request so revoked shall be considered to be a Demand unless (i) such revocation arose out of the fault of CS&L (in which case CS&L shall be obligated to pay all Registration Expenses in connection with such revoked request), or (ii) the Requesting Investor reimburses CS&L for all Registration Expenses of such revoked request.

(f)Unless the Requesting Investor elects to reimburse CS&L for Registration Expenses as described in Section 3.01(e) above, CS&L shall be liable for and pay all Registration Expenses in connection with any Demand, regardless of whether such registration is effected, and in connection with a Shelf Registration.

(g)If the managing underwriter advises CS&L and the Registering Investors that, in its view, the number of shares of Registrable Securities requested to be included in such registration (including any securities that CS&L proposes to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), CS&L shall include in such registration, in the priority listed below, up to the Maximum Offering Size:

(i)first, all Registrable Securities requested to be registered by the Registering Investors (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Registering Investors on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration by each such Registering Investor);

(ii)second, any Equity Securities proposed to be registered by CS&L;

(iii)third, all Equity Securities held by Windstream Holdings, Inc. (“Windstream”) or its Affiliates and registered under that certain Stockholder’s and Registration Rights Agreement by and between Windstream Services, LLC and CS&L (the “Windstream Registration Rights Agreement”); and

(iv)fourth, any Equity Securities proposed to be registered for the account of any other Persons, with such priorities among them as CS&L shall determine;

provided that, if such registration involves a Public Offering, CS&L, Windstream and all other Persons registering Equity Securities in connection therewith must sell their Equity Securities to the underwriters selected as provided in Section 3.04(f)(ii) on the same terms and conditions as apply to the Registering Investors.

(h)Notwithstanding the foregoing, it is agreed and understood that the Stockholder Parties shall not be entitled to exercise a Demand Registration if substantially simultaneously therewith Windstream or its Affiliates has exercised their “Demand Registration” rights under the Windstream Registration Rights Agreement, in which case Section 3.02 shall apply.

Section 3.02.Piggyback Registration.  (a) If following the Required Registration Date, CS&L proposes file a Registration Statement pursuant to such Registration Statement with respect to any offering of Equity Securities for its own account and/or for the account of any Person (other than (i) a registration under Section 3.01, (ii) a registration pursuant to a Registration Statement on Form S-8 or on Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act, (iii) in connection with any dividend reinvestment or similar plan, (iv) for the sole purpose of offering Equity Securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction or (v) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered) (each, a “CS&L Public Sale”), then, as soon as practicable but in any event not less than 15 days prior to the anticipated filing date of the Registration Statement, CS&L shall give written notice of such proposed filing to each Stockholder Party, which notice shall set forth such Stockholder Party’s rights under this Section 3.02 and shall offer such Stockholder Party the opportunity to include in the offering subject to such Registration Statement the number of Registrable Securities of the same class or series as those proposed to be registered as such Stockholder Party may request in writing (a “Piggyback Registration”), subject to the provisions of Section 3.02(b).  CS&L shall use its reasonable best efforts to include in the offering subject to such Registration Statement with respect to a CS&L Public Sale all Registrable Securities that are requested to be included therein within five Business Days after the receipt of any such notice; provided that (i) if such registration involves a Public Offering, all such Registering Investors must sell their Registrable Securities to the underwriters selected as provided in Section 3.04(f)(i) on the same terms and conditions as apply to CS&L, and (ii) if, at any time after giving notice of its intention to register any Equity Securities pursuant to this Section 3.02(a) and prior to the effective date of the Registration Statement filed in connection with such registration, CS&L shall determine for any reason not to register such securities, CS&L shall give notice to all such Registering Investors and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

(b)If a Piggyback Registration involves a Public Offering (other than a Demand, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 3.01(g) shall apply) and the managing underwriter advises CS&L that, in its view, the number of shares of Common Stock or other Equity Securities that CS&L and the Registering Investors intend to include in such registration exceeds the Maximum Offering Size, CS&L shall include in such registration, in the following priority, up to the Maximum Offering Size:

(i)first, those Equity Securities proposed to be registered for the account of CS&L and any other Persons (other than CS&L’s executive officers and directors) for whom CS&L is effecting the registration, as the case may be, as would not cause the offering to exceed the Maximum Offering Size;

(ii)second, to the extent Windstream and its Affiliates under the Windstream Registration Rights Agreement are not the requesting party, those Equity Securities requested to be included in such Registration by Windstream and its Affiliates under the Windstream Registration Rights Agreement as would not cause the offering to exceed the Maximum Offering Size (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such holders on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration by each such holder);

(iii)third, the number of securities of executive officers and directors of CS&L for whom CS&L is effecting the registration, as the case may be, with such number to be allocated pro rata among the executive officers and directors pursuant to the Windstream Registration Rights Agreement;

(iv)fourth, all Registrable Securities requested to be included in such registration by any Registering Investor (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Registering Investors on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration by each such Registering Investor); and

(v)fifth, any securities proposed to be registered for the account of any other Persons with such priorities among them as CS&L shall determine.

(c)No registration effected under this Section 3.02 shall relieve CS&L of its obligations to effect a registration to the extent required by Section 3.01. CS&L shall be liable for and pay all Registration Expenses in connection with any Piggyback Registration, regardless of whether such registration is effected.

Section 3.03.Lock-Up Agreements.  If any registration of Registrable Securities shall be effected in connection with a Public Offering, neither CS&L nor any Stockholder Party shall effect any public sale or distribution, including any sale pursuant to Rule 144, of any Equity Securities (except as part of such Public Offering) during the 90-day period beginning 14 days prior to the offering date and ending 90 days after the offering date, unless CS&L and the lead managing underwriter shall mutually agree to a shorter period.

Section 3.04.Registration Procedures.  In connection with CS&L’s registration obligations under Sections 3.01 and 3.02, subject to the provisions of such Sections, CS&L shall effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and, in connection therewith:

(a)CS&L shall as expeditiously as possible prepare and file with the SEC a Registration Statement on any form for which CS&L then qualifies or that counsel for CS&L shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and cause such filed Registration Statement to become and remain effective.

(b)Prior to filing a Registration Statement (including any Prospectus or amendment or supplement thereto), CS&L shall, if requested, furnish to each Registering Investor and each underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement as proposed to be filed, and thereafter CS&L shall furnish to such Registering Investor and underwriter, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus and any summary Prospectus) and any other Prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as such Registering Investor or such underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Registering Investor.  CS&L shall give the Registering Investor on whose behalf such Registrable Securities are to be registered, the underwriter in a Public Offering and their respective counsel and accountants the opportunity to participate in the preparation of any Registration Statement or Prospectus, or any amendment or supplement thereto. Each Registering Investor shall have the right to request that CS&L modify any information contained in such Registration Statement or Prospectus, or any amendment and supplement thereto, pertaining to such Registering Investor, and CS&L shall use its reasonable best efforts to comply with such request; provided, however, that CS&L shall not have any obligation to modify any information if CS&L reasonably expects that so doing would cause the Registration Statement to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)After the filing of the Registration Statement, CS&L shall (i) cause the related Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Registering Investors thereof set forth in such Registration Statement and (iii) promptly notify each Registering Investor of any stop order issued or threatened by the SEC or any state securities commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d)CS&L shall (i) register or qualify the Registrable Securities covered by such Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Registering Investor reasonably (in light of such Registering Investor’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of CS&L and do any and all other acts and things that may be reasonably necessary or advisable to enable such Registering Investor to consummate the disposition of the Registrable Securities owned by such Registering Investor; provided that CS&L shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.04(d), (B) subject itself to taxation in any such jurisdiction, (C) consent to general service of process in any such jurisdiction or (D) cause any Registrable Securities to be registered in any jurisdiction where it is reasonably unlikely that the proceeds of sales of such Registrable Securities in such jurisdiction will exceed the registration costs.

(e)CS&L shall immediately notify each Registering Investor with respect to Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each Registering Investor and file with the SEC any such supplement or amendment.

(f)(i) CS&L shall have the right, in its sole discretion, to select an underwriter or underwriters in connection with any Public Offering pursuant to Section 3.02 and (ii) the Requesting Investor shall have the right, in its sole discretion, to select an underwriter or underwriters in connection with any Public Offering pursuant to Section 3.01; provided, however, that such underwriter or underwriters shall be nationally recognized investment banking firms and, in the case of clause (ii), reasonably acceptable to CS&L.  In connection with any Public Offering, CS&L shall enter into customary agreements

(including an underwriting agreement in customary form) and take all other actions as are required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with FINRA.

(g)CS&L shall make available for inspection by any Registering Investor and any underwriter participating in any disposition pursuant to a Registration Statement being filed by CS&L pursuant to this Section 3.04 and any attorney, accountant or other professional retained by any such Registering Investor or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of CS&L and its Subsidiaries as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause CS&L’s officers, directors, employees and independent accountants to supply all information reasonably requested by any Inspectors in connection with such Registration Statement; provided that any access by any Registering Investor, underwriter or other Inspector to information furnished pursuant to this Section 3.04(g) shall be subject to a customary confidentiality obligation.

(h)In connection with any Public Offering of Registrable Securities, CS&L shall enter into such customary agreements and take all such other actions in connection therewith (including those requested by a majority in interest of the Registering Investors) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) to the extent possible make such representations and warranties to the underwriters of such Registrable Securities with respect to the business of CS&L and its Subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, with respect to such underwritten offering, in each case, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings and confirm the same if and when requested, (ii) provide indemnities to the effect and to the extent provided in Section 3.05, (iii) obtain opinions of counsel to CS&L and “10b-5” letters (which counsel and opinions and letters, in form, scope and substance, shall be reasonably satisfactory to the underwriters and their counsel) addressed to each underwriter of Registrable Securities and, in the case of legal opinions only, each Registering Investor, covering the matters customarily covered in opinions and “10b-5” letters requested in similar underwritten offerings, (iv) obtain “cold comfort” letters dated as of the pricing date and the closing date for such offering of Registrable Securities from the independent certified public accountants of CS&L (and, if necessary, any other certified public accountant of any Subsidiary of CS&L, or of any business acquired by CS&L for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each underwriter of Registrable Securities and each Registering Investor, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with similar underwritten offerings, (v) deliver such documents and certificates as may be reasonably requested by the underwriters, and which are customarily delivered in similar underwritten offerings, to evidence the continued validity of the representations and warranties of CS&L made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement and (vi) cause its senior management to participate in “road shows” and other information meetings organized by the underwriters.

(i)CS&L may require each Registering Investor promptly to furnish in writing to CS&L such information regarding the distribution of the Registrable Securities as CS&L may from time to time reasonably request and such other information as may be legally required in connection with such registration.

(j)Each Registering Investor agrees that, upon receipt of any notice from CS&L of the happening of any event of the kind described in Section 3.04(e), such Registering Investor shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Registering Investor’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.04(e), and, if so directed by CS&L, such Registering Investor shall deliver to CS&L all copies, other than any permanent file copies then in such Registering Investor’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice.  If CS&L shall give such notice, CS&L shall extend the period during which such Registration Statement shall be maintained effective (including the period referred to in Section 3.04(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.04(e) to the date when CS&L shall make available to each such Registering Investor a Prospectus supplemented or amended to conform with the requirements of Section 3.04(e).

(k)CS&L shall list all Registrable Securities covered by such Registration Statement on any securities exchange or quotation system on which any similar securities of CS&L are then listed or traded.

(l)CS&L shall cooperate with any Registering Investor and any underwriter participating in any disposition pursuant to a Registration Statement being filed by CS&L pursuant to this Section 3.04 and their respective counsel in connection with any filings required to be made with FINRA.

(m)Each Registering Investor agrees that in connection with any offering pursuant to this Agreement, except as provided by CS&L, it will not prepare or use or refer to, any “free writing prospectus” (as defined in Rule 405 of the Securities Act) without the prior written authorization of CS&L (which authorization shall not be unreasonably withheld), and will not distribute any written materials in connection with the offer or sale of the Registrable Securities pursuant to any Registration Statement hereunder other than the Registration Statement, the related Prospectus and any such free writing prospectus so authorized.

Section 3.05.Indemnification.

(a)CS&L agrees to indemnify and hold harmless, to the full extent permitted by law, each Registering Investor, its officers, directors, agents, advisors, employees and each Person, if any, who controls (within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act) such Registering Investor from and against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) and expenses (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon:

(i)any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement under which the offering and sale of such Registrable Securities was registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein); or

(ii)any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

provided, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such liability results from or arises out of (A) the fact that a current copy of a Prospectus was not sent or given to the Person asserting any such liability at or prior to the written confirmation of the sale of the Registrable Securities if CS&L had provided such Prospectus to the Registering Investor and it was the responsibility of such Registering Investor or its agents to provide such Person with a copy of the Prospectus and such copy of the Prospectus would have cured the defect giving rise to such liability, (B) the use of any Prospectus by or on behalf of any Registering Investor after CS&L has notified such Person (x) that such Prospectus contains or incorporates by reference an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (y) that a stop order has been issued by the SEC with respect to a Registration Statement or (z) that a Shelf Suspension has occurred, or (C) information furnished in writing by such Registering Investor or on such Registering Investor’s behalf, in either case for use in the applicable Registration Statement or Prospectus. CS&L also agrees to indemnify any underwriters of Registrable Securities, their officers, directors, agents, advisors, employees and each Person, if any, who controls (within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter on substantially the same basis as that of the indemnification of the Registering Investors pursuant to this Section 3.05(a).

(b)Each Registering Investor agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, CS&L, its directors, officers, agents, advisors, employees and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act) CS&L from and against any and all Losses arising out of or based upon information furnished in writing by such Registering Investor or on such

Registering Investor’s behalf to CS&L, in either case for use in a Registration Statement, Prospectus or related filing.

(c)Each Registering Investor also agrees to indemnify any underwriters of Registrable Securities, their officers, directors, agents, advisors, employees and each Person, if any, who controls (within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter on substantially the same basis as that of the indemnification of CS&L pursuant to this Section 3.05(b). No Registering Investor shall be liable under this Section 3.05(b) for any Losses in excess of the net proceeds realized by such Registering Investor in the sale of Registrable Securities of such Registering Investor to which such Losses relate.

(d)If for any reason the indemnification provided for in Section 3.05(a) or Section 3.05(b) is unavailable to an Indemnified Party (as defined below) or insufficient to hold such Person harmless as contemplated by Section 3.05(a) or Section 3.05(b), then the Indemnifying Party (as defined below) in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. For the avoidance of doubt, the establishment of such relative fault, and any disagreements or disputes relating thereto, shall be subject to Section 4.06.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 3.06.Conduct of Indemnification Proceedings.  If any proceeding (including any investigation by any Governmental Authority) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 3.05, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all reasonable fees and expenses; provided that the failure of any Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is actually prejudiced by such failure.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, (ii) in the reasonable judgment of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) if counsel chosen by the Indemnifying Party requests a conflict waiver or other waiver from the Indemnified Party with respect to such matter.  It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any Losses (to the extent stated above) by reason of such settlement or judgment.  Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding and does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

Section 3.07.Participation in Public Offering.  No Stockholder Party may participate in any Public Offering hereunder unless such Stockholder Party (a) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights and (c) agrees to pay all Selling Expenses related to the sale of the Registrable Securities.

Section 3.08.Windstream Registration Rights Agreement.  The rights granted to Stockholder Parties hereunder are subject in all respects to the rights granted to Windstream and its Affiliates under the Windstream Registration Rights Agreement.  Notwithstanding anything to the contrary in this Agreement, the rights so granted to the Stockholder Parties hereunder shall not limit or restrict the rights of Windstream or its Affiliates under the Windstream Registration Rights Agreement.

Article 4
Miscellaneous

Section 4.01.Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission) and shall be given:

if to CS&L, to:

Communications Sales & Leasing, Inc

10802 Executive Center Drive

Benton Building, Suite 300

Little Rock, AR 72211

Attention: Daniel L. Heard
E-mail: Daniel.Heard@cslreit.com

with a copy to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: Michael Kaplan
H. Oliver Smith
Facsimile No.: (212) 701-5111
(212) 701-5636
E-mail: michael.kaplan@davispolk.com
oliver.smith@davispolk.com

if to the Stockholder Parties to:

Associated Partners, L.P.
c/o Associated Partners GP Limited
3 Bala Plaza East, Suite 502
Bala Cynwyd, Pennsylvania 19004
Attention: Scott Bruce
Facsimile No.: (610) 660-4920
E-mail: SBruce@agrp.com

with  copies to:

Jay Birnbaum, Esquire
8004 Split Oak Drive
Bethesda, Maryland 20817
Tel. No.: (301) 469-4930
E-mail: JBirnbaum@agrp.com

Cravath Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, New York 10014
Attention: Thomas E. Dunn
Facsimile No.: (212) 474–3700
E-mail: tdunn@cravath.com

or, in each case, to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 4:00 p.m. in the place of receipt and such day is a

Business Day.  Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

Section 4.02.Amendments and Waivers.  (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

(a)No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 4.03.Expenses.  Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 4.04.Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto; provided, further, that any Stockholder Party may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more Permitted Transferees that execute a joinder to this Agreement in form and substance reasonably satisfactory to CS&L.

Section 4.05.Governing Law.  This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state.

Section 4.06.Jurisdiction.  The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Delaware, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.01 shall be deemed effective service of process on such party.

Section 4.07.WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.08.Counterparts; Effectiveness; Third Party Beneficiaries.  This Agreement may be signed in any number of counterparts (including by electronic means), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto.  Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).  No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

Section 4.09.Entire Agreement.  This Agreement and the Lockup Agreements entered into between the Stockholder Parties and CS&L constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

Section 4.10.Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 4.11.Specific Performance.  The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the courts set forth in Section 4.06, in addition to any other remedy to which they are entitled at law or in equity.

Section 4.12.Termination.  This Agreement shall terminate with respect to each Stockholder Party at the time at which such Stockholder Party ceases to own any Equity Securities, except that such termination shall not affect (a) the rights perfected or the obligations incurred by such Stockholder Party under this Agreement prior to such termination (including any liability for breach of this Agreement), (b) the obligations expressly stated to survive termination hereof, (c) Section 4.05 and (d) this Article 4.

Section 4.13.Relationship to Lockup Agreement.  To the extent that any provision of this Agreement conflicts with any obligation of any Stockholder Party under its Lockup Agreement, the terms of this Agreement shall control.

[The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized representatives as of the date first above written.

PEG BANDWIDTH HOLDINGS, LLC
By:	/s/ Scott Bruce
Name:Scott Bruce
Title:Secretary

COMMUNICATIONS SALES & LEASING, INC
By:	/s/ Kenneth Gunderman
	Name:	Kenneth Gunderman
	Title:	President and Chief Executive Officer

[Signature Page to Stockholder’s and Registration Rights Agreement]

Schedule A

Unitholders

None.